UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________
FORM 8-K/A
(Amendment No. 1)
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) September 18, 2024
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway,	Suite 1500	75240
Dallas,	Texas
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Matador Resources Company (“Matador”) on September 19, 2024 (the “Initial 8-K”) with the United States Securities and Exchange Commission (the “SEC”), on September 18, 2024, MRC Toro, LLC (“Purchaser”), a wholly-owned subsidiary of Matador, consummated the previously disclosed acquisition (the “Ameredev Acquisition”) contemplated by that certain Securities Purchase Agreement, dated as of June 12, 2024, among Purchaser, MRC Energy Company (solely for the purposes of guaranteeing the obligations of Purchaser thereunder), Ameredev II Parent, LLC (“Ameredev Parent”), Ameredev Intermediate II, LLC (“Ameredev Intermediate” and, together with Ameredev Parent, each a “Seller” and collectively, the “Sellers”) and Ameredev Stateline II, LLC (“Ameredev”), pursuant to which, among other things, Sellers agreed to sell to Purchaser, and Purchaser agreed to purchase from Sellers, all of the issued and outstanding membership interests of Ameredev, for an amount in cash equal to $1,905,000,000 (subject to certain customary adjustments, including for working capital and for title defects and environmental defects).

Matador is filing this amendment to the Initial 8-K for the purpose of filing (i) the audited consolidated financial statements of Ameredev as of and for the year ended December 31, 2023, (ii) the unaudited condensed consolidated financial statements of Ameredev as of and for the six months ended June, 30, 2024, and (iii) the unaudited pro forma condensed combined financial information of Matador as of and for the six months ended June, 30, 2024 and for the year ended December 31, 2023, after giving effect to the Ameredev Acquisition. This amendment should be read in conjunction with the Initial 8-K and Matador’s other filings with the SEC. Except as provided herein, the disclosures made in the Initial 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated balance sheet and related consolidated statement of changes in members’ equity of Ameredev as of December 31, 2023, the consolidated statement of operations and consolidated statement of cash flows of Ameredev for the year ended December 31, 2023 and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited condensed consolidated balance sheet and related condensed consolidated statement of changes in members’ equity of Ameredev as of June 30, 2024, the condensed consolidated statement of operations and condensed consolidated statement of cash flows of Ameredev for the six months ended June 30, 2024 and the notes related thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Matador as of June 30, 2024, the unaudited pro forma condensed combined statements of operations of Matador for the six months ended June 30, 2024 and for the year ended December 31, 2023 and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated herein by reference. These unaudited pro forma condensed combined financial statements give effect to the Ameredev Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Weaver and Tidwell, L.L.P.
23.2	Consent of Cawley, Gillespie & Associates, Inc. (reserves for Ameredev Stateline II, LLC).
99.1
Audited consolidated balance sheet and related consolidated statement of changes in members’ equity of Ameredev Stateline II, LLC as of December 31, 2023, the consolidated statement of operations and consolidated statement of cash flows of Ameredev Stateline II, LLC for the year ended December 31, 2023 and the notes related thereto, together with the report thereon of Weaver and Tidwell, L.L.P.

99.2
Unaudited condensed consolidated balance sheet and related condensed consolidated statement of changes in members’ equity of Ameredev Stateline II, LLC as of June 30, 2024, the condensed consolidated statement of operations and condensed consolidated statement of cash flows of Ameredev Stateline II, LLC for the six months ended June 30, 2024 and the notes related thereto.

99.3
Unaudited pro forma condensed combined balance sheet of Matador Resources Company as of June 30, 2024, unaudited pro forma condensed combined statements of operations of Matador Resources Company for the six months ended June 30, 2024 and for the year ended December 31, 2023, and the notes related thereto.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: November 7, 2024	By:	/s/ Bryan A. Erman
	Name:	Bryan A. Erman
	Title:	Executive Vice President